CONFORMED COPY
AMENDMENT NO. 2
dated as of April 24, 2015
to
CREDIT AGREEMENT
Dated as of December 20, 2011
THIS AMENDMENT NO. 2 (“Amendment”) is made as of April 24, 2015 (the “Effective Date”) by and among Mettler-Toledo International Inc. (the “Company”), the Subsidiaries thereof identified on the signature pages hereto (together with the Company, the “Borrowers”), the lenders listed on the signature pages hereof (the “Lenders”) and JPMorgan Chase Bank, N.A., as Administrative Agent (the “Administrative Agent”), under that certain Credit Agreement dated as of December 20, 2011 by and among the Borrowers, the Lenders and the Administrative Agent (as amended, supplemented or otherwise modified from time to time, the “Credit Agreement”). Capitalized terms used herein and not otherwise defined herein shall have the respective meanings given to them in the Credit Agreement.
WHEREAS, the Borrowers have requested that the Lenders and the Administrative Agent agree to make certain modifications to the Credit Agreement; and
WHEREAS, the Borrowers, the Lenders and the Administrative Agent have so agreed on the terms and conditions set forth herein;
NOW, THEREFORE, in consideration of the premises set forth above, the terms and conditions set forth herein, and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders and the Administrative Agent hereby agree as follows.
1.Amendments to the Credit Agreement. Effective as of the Effective Date, but subject to the satisfaction of the conditions precedent set forth in Section 2 below, the definition of “Change of Control” set forth in Section 1.01 of the Credit Agreement is hereby amended to amend and restate clause (d) thereof in its entirety as follows:
(d) [Intentionally Omitted].
2.    Conditions of Effectiveness. The effectiveness of this Amendment is subject to the following conditions precedent:
(a)    the Administrative Agent shall have received counterparts of this Amendment duly executed by the Borrowers, the Lenders required to execute this Amendment pursuant to the Credit Agreement, and the Administrative Agent;

(b)    the Administrative Agent shall have received all other fees and amounts due and payable on or prior to the Effective Date, including, to the extent invoiced no less than two (2) Business Days prior to the Effective Date, reimbursement or payment of all reasonable out-of-pocket expenses required to be reimbursed or paid by the Borrowers.
3.    Representations and Warranties of each Borrower. Each Borrower hereby represents and warrants as follows:
(a) This Amendment and the Credit Agreement, as amended hereby, constitute legal, valid and binding obligations of such Borrower and are enforceable against such Borrower in accordance with their terms.
(b) As of the date hereof and after giving effect to the terms of this Amendment, (i) no Default or Event of Default shall have occurred and be continuing and (ii) the representations and warranties of such Borrower set forth in the Credit Agreement, as amended hereby, are true and correct in all material respects on and as of the date hereof (except (x) to the extent that such representations and warranties specifically refer to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date, and (y) for purposes of this Section 3(b), the representations and warranties contained in subsections (a) and (b) of Section 5.05 of the Credit Agreement shall be deemed to refer to the most recent statements furnished pursuant to subsections (a) and (b), respectively, of Section 6.01 of the Credit Agreement).
4.    Reference to and Effect on the Credit Agreement.
(a)    Upon the effectiveness of this Amendment, on and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof,” “herein” or words of like import shall mean and be a reference to the Credit Agreement, as amended hereby.
(b)    Except as specifically amended above, the Credit Agreement and all other documents, instruments and agreements executed and/or delivered in connection therewith shall remain in full force and effect and are hereby ratified and confirmed.
(c)    The execution, delivery and effectiveness of this Amendment shall not operate as a waiver of any right, power or remedy of the Administrative Agent or the Lenders, nor constitute a waiver of any provision of the Credit Agreement or any other documents, instruments and agreements executed and/or delivered in connection therewith.
5.    Costs and Expenses. The Borrowers jointly and severally shall pay on demand all reasonable out-of-pocket costs and expenses of the Administrative Agent (including the reasonable fees, costs and expenses of counsel to the Administrative Agent) incurred in connection with the preparation, execution and delivery of this Amendment.
6.    Governing Law. THIS AMENDMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE LAW OF THE STATE OF NEW YORK.

7.    Execution. This Amendment may be executed in any number of counterparts (and by different parties hereto on different counterparts), each of which shall constitute an original, but all of which when taken together shall constitute a single contract. Delivery of an executed counterpart of a signature page of this Amendment by facsimile or other electronic imaging shall be effective as delivery of a manually executed counterpart of this Amendment.
8.    Headings. Section headings used herein are for convenience of reference only, are not part of this Amendment and shall not affect the construction of, or be taken into consideration in interpreting, this Amendment.
[Signature Pages Follow]

IN WITNESS WHEREOF, this Amendment has been duly executed as of the day and year first above written.

METTLER-TOLEDO INTERNATIONAL INC., as a Revolving Borrower and the Guarantor

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO HOLDING AG, as a Revolving Borrower and a Subsidiary Swingline Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO MANAGEMENT HOLDING DEUTSCHLAND GMBH, as a Revolving Borrower and a Subsidiary Swingline Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO B.V., as a Revolving Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO AG, as a Revolving Borrower and a Subsidiary Swingline Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

Signature Page to Amendment No. 2
Mettler-Toledo

METTLER-TOLEDO FINANCE, LTD., as a Revolving Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO LUXEMBOURG S.A.R.L.,
as a Revolving Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO GLOBAL HOLDINGS LLC, as a Revolving Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO K.K., as a Subsidiary Swingline Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO, LLC,
as a Subsidiary Swingline Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

METTLER-TOLEDO INC. (CANADA),
as a Subsidiary Swingline Borrower

By: /s/ Mary T. Finnegan
Name: Mary T. Finnegan
Title: Treasurer

Signature Page to Amendment No. 2
Mettler-Toledo

JPMORGAN CHASE BANK, N.A., as Administrative Agent and a Lender

By /s/ Brendan Korb
Name: Brendan Korb
Title: Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

BANK OF AMERICA, N.A., as a Lender

By /s/ E. Mark Hardison
Name: E. Mark Hardison
Title: Senior Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., as a Lender

By /s/ Christine L. Howatt
Name: Christine L. Howatt
Title: Authorized Signatory

Signature Page to Amendment No. 2
Mettler-Toledo

U.S. BANK NATIONAL ASSOCIATION, as a Lender

By /s/ Kenneth R. Fieler
Name: Kenneth R. Fieler
Title: Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

WELLS FARGO BANK, N.A., as a Lender

By /s/ Keith Luettel
Name: Keith Luettel
Title: Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

CITIZENS BANK OF PENNSYLVANIA, as a Lender

By /s/ Michael C. Colella
Name: Michael C. Colella
Title: AVP

Signature Page to Amendment No. 2
Mettler-Toledo

CREDIT SUISSE AG, as a Lender

By /s/ Christophe Müller /s/ Lorenz Meier
Name: Christophe Müller Lorenz Meier
Title: Director Assistant Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

PNC BANK, NATIONAL ASSOCIATION, as a Lender

By /s/ Mary E. Auch
Name: Mary E. Auch
Title: Senior Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

BANK OF CHINA, NEW YORK BRANCH, as a Lender

By /s/ Haifeng Xu
Name: Haifeng Xu
Title: Executive Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

HSBC BANK USA, N.A., as a Lender

By /s/ Frank M. Eassa
Name: Frank M. Eassa
Title: Senior Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

ING BANK N.V., DUBLIN BRANCH, as a Lender

By /s/ Barry Fehily
Name: Barry Fehily
Title: Managing Director /s/ Maurice Kenny Maurice Kenny Director

Signature Page to Amendment No. 2
Mettler-Toledo

THE NORTHERN TRUST COMPANY, as a Lender

By /s/ John D. Legge
Name: John D. Legge
Title: Vice President

Signature Page to Amendment No. 2
Mettler-Toledo

NORDEA BANK FINLAND PLC., as a Lender

By /s/ Maureen Carson-Rustrian
Name: Maureen Carson-Rustrian
Title: Assistant Vice President By /s/ Mogens R. Jensen Name: Mogens R. Jensen Title: Senior Vice President

Signature Page to Amendment No. 2
Mettler-Toledo